Acquisition and divestitures	6 Months Ended
Apr. 30, 2021
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Acquisition and divestitures
20.	Acquisition and divestitures
Acquisition
Acquisition – Subsequent event
Scotiabank Chile
On May 12, 2021, the Bank increased its ownership in Scotiabank Chile through acquisition of an additional 7.0% stake for approximately $500 million from the non-controlling shareholder (“NCI”), resulting in ownership of 83% in Scotiabank Chile. This transaction between the Bank and NCI did not result in any change in the carrying value of the assets and liabilities of the subsidiary and there was no impact on the statement of income.
The transaction negatively impacts Scotiabank’s Common Equity Tier 1 capital ratio by approximately eight basis points. Scotiabank Chile forms part of the International Banking business segment.
Divestitures
Closed divestiture impacting the current period
Operations in Belize
On March 31, 2021, the Bank completed the sale of its banking operations in Belize to Caribbean Investment Holdings Limited, upon receiving regulatory approvals and satisfying closing conditions.
All assets and liabilities related to this operation were derecognized on the closing date. The net impact to the Bank of this transaction is not significant.
Divestitures announced that are expected to close in a future period
Operations in Guyana
On March 3, 2021, the Bank announced that it has entered into an agreement to sell its banking operations in Guyana to First Citizens Bank Limited. The transaction is subject to regulatory approvals and customary closing conditions.